SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): September 2, 2004


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                  1-12002                 23-2715194
(State or other jurisdiction      (Commission            (I.R.S. Employer
      of incorporation)           File Number)          Identification No.)



           1311 Mamaroneck Avenue, Suite 260
                White Plains, New York                        10605
        (Address of principal executive offices)           (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

ITEM 8.01  Other Events

On September 2, 2004, the Registrant, Acadia Realty Trust, through its affiliated acquisition funds, made an initial investment of $23.2 million into an affiliate of Lubert-Adler/Klaff, which is part of the investment consortium, along with Sun Capital Partners, Inc. and Cerberus Capital Management, L.P., that acquired Mervyn's.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ACADIA REALTY TRUST
                                                (Registrant)


Date: September 2, 2004                      By: /s/ Michael Nelsen
                                                 ------------------
                                                 Name:  Michael Nelsen
                                                 Title: Sr. Vice President and
                                                        Chief Financial Officer